.

PIMCO Low Duration ESG Fund

SUMMARY PROSPECTUS

July 31, 2020

Share Class:	Inst	I-2	I-3
Ticker:	PLDIX	PLUPX	—

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (once available) and other information about the Fund online at http://investments.pimco.com/prospectuses . You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@dstsystems.com. The Fund’s prospectus and Statement of Additional Information, dated July 31, 2020, respectively, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund.

Shareholder Fees (fees paid directly from your investment):None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	I-3
Management Fees	0.50%	0.60%	0.70%
Other Expenses(1)	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.58%	0.68%	0.78%
Fee Waiver and/or Expense Reimbursement(2)	N/A	N/A	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.58%	0.68%	0.73%
1	“Other Expenses” include interest expense of 0.08%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”). Excluding interest expense, Total Annual Fund Operating
Expenses After Fee Waiver and/or Expense Reimbursement are 0.50%, 0.60% and 0.65% for Institutional Class, I-2 and I-3 shares, respectively.
2	PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2 or I-3 shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class, I-2 or I-3 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$59	$186	$324	$726
I-2	$69	$218	$379	$847
I-3	$75	$244	$428	$961

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 296% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and

PIMCO FUNDS |  SUMMARY PROSPECTUS

PIMCO Low Duration ESG Fund

environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities.

In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.

The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) are not to PIMCO’s satisfaction. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO. In the event that ratings services assign different ratings to the same security. PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments).

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are listed below.

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from

2SUMMARY PROSPECTUS |  PIMCO FUNDS

Summary Prospectus

fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Environmental, Social and Governance Investing Risk: the risk that, because the Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor

LIBOR Transition Risk: the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund

Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund’s Institutional Class shares. For periods prior to the inception date of I-2 shares (November 19, 2010), performance information shown in the table for that class is based on the performance of the Fund’s Institutional Class shares, adjusted to reflect the fees and expenses paid by that class of shares. The I-3 shares of the Fund have not commenced operations as of the date of this prospectus. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

July 31, 2020 |  SUMMARY PROSPECTUS3

PIMCO Low Duration ESG Fund

The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. The Lipper Short Investment Grade Debt Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily and quarterly updates on the net asset value and performance page at https://www.pimco.com/en-us/product-finder.

Calendar Year Total Returns — Institutional Class*

.

*The year-to-date return as of June 30, 2020 is 2.09%. For the periods shown in the bar chart, the highest quarterly return was 2.14% in the Q3 2012, and the lowest quarterly return was -2.01% in the Q2 2013.

Average Annual Total Returns (for periods ended 12/31/19)

	1 Year	5 Years	10 Years
Institutional Class Return Before Taxes	4.25%	1.67%	2.30%
Institutional Class Return After Taxes on Distributions(1)	3.21%	0.89%	1.38%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	2.51%	0.93%	1.41%
I-2 Return Before Taxes	4.14%	1.57%	2.20%
ICE BofAML 1-3 Year U.S. Treasury Index (reflects no deductions for fees, expenses or taxes)	3.55%	1.39%	1.22%
Lipper Short Investment Grade Debt Funds Average (reflects no deductions for taxes)	4.48%	1.90%	2.05%
1	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Managers

. . .

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Scott Mather, Jerome Schneider and Jelle Brons. Mr. Mather is CIO U.S. Core Strategies. Messrs. Mather and Schneider are Managing Directors of PIMCO, and Mr. Brons is an Executive Vice President of PIMCO. Messrs. Mather and Schneider have jointly and primarily managed the Fund since September 2014, and Mr. Brons has jointly and primarily managed the Fund since April 2019.

4SUMMARY PROSPECTUS |  PIMCO FUNDS

Summary Prospectus

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class, I-2 and I-3

The minimum initial investment for Institutional Class, I-2 and I-3 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class, I-2 and I-3 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■	Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■	Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■	Sending a fax to our Shareholder Services department at 816.421.2861

■	Sending an e-mail to piprocess@dstsystems.com

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s Web site for more information.

July 31, 2020 |  SUMMARY PROSPECTUS5

THIS PAGE WAS INTENTIONALLY LEFT BLANK

THIS PAGE WAS INTENTIONALLY LEFT BLANK

.

PFL0723_073120